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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned Directors and/or Officers of GENERAL DYNAMICS CORPORATION, a Delaware corporation, hereby constitute and appoint each of NICHOLAS D. CHABRAJA, MICHAEL J. MANCUSO and DAVID A. SAVNER, as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to enable General Dynamics Corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder and any requirements of the Securities and Exchange Commission in connection with the registration statement and proxy materials and any amendments thereto to be filed with the commission on Forms S-4 and S-3, and any other documents required to be filed in connection therewith, including specifically, but without limiting the generality of the foregoing, the full power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of General Dynamics Corporation to any such documents, and any and all amendments, and the undersigned hereby ratifies and confirms all that the attorneys and agents, or any of them, has done, shall do or shall cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 8th day of June, 1999.


/s/ JULIUS W. BECTON, JR.
--------------------------                      --------------------------
Julius W. Becton, Jr.                           George A. Joulwan


/s/ NICHOLAS D. CHABRAJA
--------------------------                      --------------------------
Nicholas D. Chabraja                            Paul G. Kaminski


                                                /s/ JAMES R. MELLOR
--------------------------                      --------------------------
James S. Crown                                  James R. Mellor


/s/ LESTER CROWN                                /s/ CARL E. MUNDY, JR.
--------------------------                      --------------------------
Lester Crown                                    Carl E. Mundy, Jr.


/s/ CHARLES H. GOODMAN
--------------------------                      --------------------------
Charles H. Goodman                              Carlisle A. H. Trost